                                                                  Exhibit 10.20

                          FORM OF PROMISSORY NOTE

$110,000                                                Dated:  March 30, 1998

          FOR VALUE RECEIVED, the undersigned, David D. Smith, an individual residing at _____________________ (the "Borrower"), HEREBY PROMISES TO PAY to the order of Morris Material Handling, Inc. (the "Lender") on the dates set forth herein the principal amount of ONE HUNDRED TEN THOUSAND U.S. DOLLARS (US$110,000) in lawful money of the United States of America ("U.S. Dollars" or "US$") and in same day funds or by certified check.

                                  ARTICLE I.

                                 DEFINITIONS

          SECTION 1.1. Certain Defined Terms. As used in this Note, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Board" means the Board of Directors of the Lender.

               "Borrower" has the meaning specified in the recital of parties to this Note.

               "Business Day" means a day of the year on which banks are not required or authorized to close in Milwaukee, Wisconsin.

               "Divestiture Bonus Agreement" means the agreement between Borrower and Harnischfeger Corporation ("HarnCo"), effective September 19, 1997, which sets forth the terms of the Borrower's divestiture bonus from HarnCo.

               "Employment Agreement" means the Employment Agreement between the Borrower and the Lender dated March 30, 1998 which sets forth the terms of the Borrower's employment with the Lender.

               "Federal Short-Term Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the rate of interest published by the Secretary of the Treasury, from time to time, in accordance with Section 1274(d) of the Internal Revenue Code, as the monthly Federal short-term rate.

               "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "Lender" has the meaning specified in the recital of parties to this Note.

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               "Loan Documents" means this Note and the Security Agreement, in each case as amended or modified from time to time.

               "Security Agreement" means a pledge, assignment and security agreement entered into by the Borrower for the benefit of the Lender, in substantially the form of Exhibit A hereto, as such agreement may be amended or modified from time to time.

               "Termination Date" means the earlier of (a) the date the second payment is due (i) when Borrower receives payment of previously deferred amounts from the Harnischfeger Rabbi Trust, or (ii) on March 30, 1999 or (b) the date the Loan becomes due and payable hereunder pursuant to Section 2.4 or 5.1.

          SECTION 1.2. Computation of Time Periods. In this Note in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

          SECTION 1.3. Other Terms. All other terms not defined in this Note shall have the meaning assigned such terms in the Employment Agreement.

                                 ARTICLE II.

                        AMOUNT AND TERMS OF THE LOAN

          SECTION 2.1. The Loan. The Lender agrees, on the terms and conditions hereinafter set forth, to make a loan (the "Loan") to the Borrower on the date hereof in the amount set forth above in U.S. Dollars and in same day funds.

          SECTION 2.2. Repayment. The Borrower shall repay the unpaid principal amount of the Loan in two payments: (x) $70,000 upon Borrower's receipt of payment under the Divestiture Bonus Agreement and (y) $40,000 (i) when Borrower receives payment of previously deferred amounts from the Harnischfeger Rabbi Trust, or (ii) on March 30, 1999; provided, however, that both payments shall be due on the Termination Date if such date is earlier than March 30, 1999 pursuant to Section 2.4 or 5.1.

          SECTION 2.3. Interest. The Borrower shall pay interest on the unpaid principal amount of this Note from the date of this Note until this Note shall be paid in full at a rate per annum equal at all times to the Federal Short-Term Rate in effect from time to time, payable in arrears and in a lump sum on the Termination Date.

          SECTION 2.4. Mandatory Prepayments. The Borrower shall, on the next succeeding Business Day following the Borrower's failure to be in the Lender's employ as a result of a termination of employment for Cause or by reason of the Borrower's death or a resignation of employment other than for Good Reason, prepay the outstanding principal amount of the Loan and pay accrued interest to the date of such prepayment on the entire principal

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amount of the Loan outstanding as of such date; provided however that the
Borrower shall be considered to be in the Lender's "employ" during any period of the Borrower's Disability.

          SECTION 2.5. Payments and Computations. The Borrower shall make each payment hereunder not later than 3:00 P.M. (Milwaukee time) on the day when due in U.S. Dollars to the Lender at its address referred to in Section
6.2 in same day funds. All computations of interest shall be made by the Lender on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          SECTION 2.6. Payment on Non-Business Days. Whenever any payment under any Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

                                 ARTICLE III.

                            CONDITIONS OF LENDING

          SECTION 3.1. Conditions Precedent to the Loan. The obligation of the Lender to make the Loan hereunder is subject to the conditions precedent that the Lender shall have received on or before the date of such Loan the following, dated such day, in form and substance satisfactory to the Lender:

          (a)  The Security Agreement, together with:

               (i) financing statements, in proper form for filing under the Uniform Commercial Code of all jurisdictions that the Lender may deem necessary or desirable in order to perfect the security interests created by the Security Agreement,

          (b) the Lender shall have received such other approvals or documents as the Lender may reasonably request.

                                 ARTICLE IV.

                          COVENANTS OF THE BORROWER

          SECTION 4.1. Affirmative Covenants. So long as this Note shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

          (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon the Borrower or upon the property of the Borrower except to the extent contested in good faith.

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          (b)  Reporting Requirements.  Furnish to the Lender:

               (i) as soon as possible and in any event within five days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto; and

               (ii) such other information respecting the condition or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

                                  ARTICLE V.

                              EVENTS OF DEFAULT

          SECTION 5.1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of, or interest on, this Note or any other amount under any other Loan Document, including, but not limited to, any mandatory prepayments, within 30 days after the same becomes due and payable;

          (b) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 4.1 or (ii) any other term, covenant or agreement contained in any Loan Document on the part of the Borrower to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Lender;

          (c) The Borrower shall admit in writing his inability to pay his debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate the Borrower a bankrupt or insolvent, or seeking liquidation, protection, relief, or composition of the Borrower or of his debts under any law relating to bankruptcy, insolvency or relief of debtors, or seeking the entry of an order for relief for the Borrower or for any substantial part of his property and, in the case of any such proceeding instituted against the Borrower (but not instituted by the Borrower), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against the Borrower or for any substantial part of his property) shall occur;

          (d) Any judgment or order for the payment of money in excess of $100,000 shall be rendered against the Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

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          (e)  Any provision of the Security Agreement after delivery thereof pursuant to Section 3.1 shall for any reason cease to be valid and binding on the Borrower,

          (f)  The Security Agreement after delivery thereof pursuant to
Section 3.1 shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in any of the collateral purported to be covered thereby;

          (g)  The Borrower shall die; or

          (h) The Borrower shall be terminated for Cause or resign without Good Reason;

then, and in any such event, the Lender may, by notice to the Borrower, declare this Note, all interest thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, that in the event of the death of the Borrower or in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, this Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                 ARTICLE VI.

                                MISCELLANEOUS

          SECTION 6.1. Amendments, Etc. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 6.2. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address as indicated in the recital of parties to this Note; and if to the Lender, at its address at Chartwell Investment Inc., Attn: Michael Shein; or, as to each party, at such other address and to such other individual as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

          SECTION 6.3. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or

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further exercise thereof or the exercise of any other right.  The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

          SECTION 6.4. Binding Effect. This Note shall (a) be binding upon the Borrower and his personal representatives, estate, heirs, devisees, legatees and assigns, (b) inure to the benefit of the Borrower and his assigns and (c) be binding upon and inure to the benefit of the Lender and its respective successors and assigns, except that the Borrower shall not have the right to assign his rights hereunder or any interest herein without the prior written consent of the Lender.

          SECTION 6.5. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


          IN WITNESS WHEREOF, the Borrower has executed and the Lender has caused this Note to be executed by its officer thereunto duly authorized, in each case, as of the date first above written.


                                                ------------------------------
                                                David D. Smith, as Borrower

CONSENTED TO AND ACKNOWLEDGED:

MORRIS MATERIAL HANDLING, INC.
as Lender

By:
    -----------------------------
     Name:
     Title:

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                            Form of Spousal Consent


     The undersigned, spouse of ____________________, a holder of interests in Niles L.L.C., a Delaware limited liability company (the "Company"), executing the foregoing Promissory Note and Pledge, Assignment and Security Agreement, hereunto subscribes her name in evidence of her agreement and consent to the pledge of interests of the Company referred to in the foregoing Promissory Note and Pledge, Assignment and Security Agreement, and to all other provisions thereof.

     Effective as of March 30, 1998.



                                               -------------------------------
                                               Name:
                                                    --------------------------

                         EXHIBIT A TO PROMISSORY NOTE

                  PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT

          PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT, dated as of March 30, 1998, made by the individual identified on the signature page hereof (the "Pledgor"), residing at the address indicated for the Pledgor on the signature page hereof, to Morris Material Handling, Inc. (the "Pledgee").

          PRELIMINARY STATEMENTS:

          (1) The Pledgor has made a Promissory Note to the order of the Pledgee, (the "Note"), any terms defined therein and not otherwise defined herein being used herein are as therein defined.

          (2) The Pledgor is the owner of the percentage interest in Niles, L.L.C. set forth in the Equity Purchase Agreement dated March 30, 1998.

          (3) The Note requires that the Pledgor shall grant the security interest contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to make the loans under the Note, the Pledgor hereby agrees with the Pledgee as follows:

          SECTION 1. Grant of Security. The Pledgor hereby assigns, transfers and pledges to the Pledgee, and hereby grants to the Pledgee a security interest in, all of the Pledgor's right, title and interest in, to and under the following, in each case, as to each type of property described below, whether now owned or hereafter acquired, wherever located and whether now or hereafter existing (the "Collateral")

          (a) the equity set forth in Part I of Schedule I hereto and issued by the limited liability company indicated therein (collectively referred to herein as the "Pledged Units", and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Units:

          (b) the proceeds, if any, from the Divestiture Bonus Agreement (the "Bonus Agreement") between the Pledgor and Harnischfeger Corporation ("Harnco"), dated September 5, 1997;

          (c) the proceeds from any payments of previously deferred amounts Pledgor receives from the Harnischfeger Rabbi Trust; and

          (d) all proceeds of any and all of the foregoing Collateral (including, without limitation, (i) proceeds which constitute property of the types described in clauses (a) through (d) of this Section 1 and
     (ii) cash) and, to the extent not otherwise included, all payments under insurance (whether or not the Pledgee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss damage to or otherwise with respect to any of the foregoing Collateral.

          SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under the Loan Documents (all such obligations of the Pledgor being the "Obligations").
 Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Pledgor to the Pledgee under the Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

          SECTION 3. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Pledgee of any of the rights hereunder shall not release the Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Pledgee shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Pledgee be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4. Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral are being delivered to and will be held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee (as Pledgee hereunder) or any of its nominees any or all of the Collateral. In addition, the Pledgee shall have the right at any time to exchange instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

          (a) The residence of the Pledgor is located at the address specified on the signature page of this Agreement.

          (b) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interests created by this Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Pledgee relating to this Agreement.

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          (c)  This Agreement has been duly executed and delivered by the
Pledgor and is a valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          (d) The execution and delivery by the Pledgor of this Agreement and the performance of its obligations thereunder are within the Pledgor's authority and capacity and do not contravene any law, regulation, order or contractual restriction binding on or affecting the Pledgor.

          SECTION 6. Further Assurances. (a) The Pledgor agrees that from time to time, at the expense of the Pledgee, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will: (i) deliver and pledge to the Pledgee promptly upon receipt thereof all instruments or certificates representing or evidencing any of the collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Pledgee; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Pledgee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

          (b) The Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Pledgor will furnish to the Pledgee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Pledgee may reasonably request, all in reasonable detail.

          (d) The Pledgor will give the Pledgee not less than 30 days' prior written notice of any change in his residence from the residence specified in
Section 5(a) hereof (or any subsequent location).

          SECTION 7. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

               (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral of the Pledgor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents.

               (ii) Any and all


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                         (A)  dividends and interest paid or payable
                    including cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral.

                         (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus,

                         (C) cash paid, payable or otherwise distributed in respect of principal of or in exchange for, any Collateral, and

                         (D) cash dividends paid or payable in violation of the terms of this Loan Documents,

     shall be, and shall be forthwith delivered to the Pledgee to hold as, Collateral and shall, if received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement) and all such property which consists of cash shall bear interest at The Federal Short-Term Rate (as defined in the Note).

               (iii) the Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

          (b) Upon the occurrence and during the continuance of any Event of Default as defined in the Note, all rights of the Pledgor to exercise or refrain from exercising the consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall, upon notice to the Pledgor by the Pledgee, cease, and all such rights shall thereupon become vested in the Pledgee, which shall thereupon have the sole right to exercise or refrain from exercising such consensual rights.

          SECTION 8.  Transfers and Other Liens.  (a)  The Pledgor shall not
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to , any of the collateral or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

          (b) The Pledgor agrees that it shall pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional equity or other securities of each issuer of any Pledged Shares or Pledged Options which is purchased by Pledgor with the proceeds of the Note.

          SECTION 9. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion, to take any action and to execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral.

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

          (c) to file any claims or take any action or institute any proceeding that the Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Pledgee with respect to any of the Collateral.

          SECTION 10. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under
Section 13.

          SECTION 11. The Pledgee's Duties. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property.

          SECTION 12. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) Pledgee shall, by Notice to Pledgor, be entitled to take title to the Collateral and Pledgor shall take all action reasonably requested by Pledgee to effectuate such transfer.

          (b) Any cash held by the Pledgee as Collateral and all cash proceeds received by the Pledgee in respect to any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as Collateral for, and then or at any time thereafter be applied in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Obligations shall be paid over the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          In exercising the remedies provided for herein, the Pledgee shall comply with all provisions of the Assigned Agreements and with applicable law, including without limitation the securities laws.

          SECTION 13. Amendments; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Pledgor, at its address specified in the Notes, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. all such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answer back or delivered to the cable company, respectively.

          SECTION 15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the payment in full of the Obligations and all other amounts payable under the Loan Documents and (ii) the Termination Date, (b) be binding upon the Pledgor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Pledgee and its successors, transferees and assigns.

          SECTION 16. Release and Termination. The security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor upon the latter of (a) the payment in full of the Obligations and all other amounts payable under the Loan Documents and (b) the Termination Date. Upon such documents as the Pledgor shall reasonably request to evidence such termination.

          SECTION 17. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Unless otherwise defined herein, terms used in Article 8 or Article 9 of the Code are used herein as therein defined.

          IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Agreement, and the Pledgee has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        ---------------------------------------
                                        David D. Smith as Pledgor

                                        Address:
                                                 ------------------------------

                                        ---------------------------------------

                                        MORRIS MATERIAL HANDLING, INC.


                                             as Pledgee


                                        By:
                                             --------------------------------

                                             Title:

                               Form of Spousal Consent


     The undersigned, spouse of ___________________________________, a holder of interests in Niles L.L.C., a Delaware limited liability company (the "Company"), executing the foregoing Promissory Note and Pledge, Assignment and Security Agreement, hereunto subscribes her name in evidence of her agreement and consent to the pledge of interests of the Company referred to in the foregoing Promissory Note and Pledge, Assignment and Security Agreement, and to all other provisions thereof.

     Effective as of March 30, 1998.




                                        -------------------------------------
                                        Name:
                                              -------------------------------